Exhibit 10.12

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE ISSUER, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER, THAT THE PROPOSED DISPOSITION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT.

                               4net Software, Inc.

                          COMMON STOCK PURCHASE WARRANT


                         DATED, as of September 30, 2001

                                 ---------------


Holder:    Catalyst Financ1al LLC                             Warrant No:
                                                                         ------
Number of Warrants:  82,000

                                 ---------------


         THIS CERTIFIES THAT Holder is the owner of the number of Warrants set forth above of 4net Software, Inc., a Delaware corporation (hereinafter called the "Company"). Each Warrant entitles the registered holder (the "Holder") to purchase one share (collectively, "Warrant Shares") of Common Stock of the Company ("Common Stock") at an exercise price per share of $0.50 (the "Exercise Price"), at any time during the period commencing on September 30, 2001, until September 29, 2006 (the "Expiration Date").

         The Exercise Price and number of shares of Common Stock of the Company purchasable upon exercise of each Warrant evidenced hereby shall be subject to adjustment from time to time as set forth below.

         The number and kind of shares purchasable upon the exercise of Warrants and the Exercise Price shall be subject to adjustment from time to time as follows:

         (a) Stock Splits, Combinations, etc. In case the Company shall hereafter (i) pay a dividend or make a distribution on its Common Stock in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (ii) subdivide its outstanding shares of Common Stock,
(iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the Exercise Price and number of shares of Common Stock underlying the Warrant (if applicable) in effect immediately prior to such action shall be adjusted so that the Holder of any Warrant thereafter exercised shall be entitled to receive the number of shares of capital stock of the Company which such Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this paragraph shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this paragraph, the Holder of any Warrant thereafter exercised shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted Exercise Price between or among shares of such classes of capital stock.

         (b) Reclassification, Combinations, Mergers, etc. In case of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrants (other than as set forth in paragraph (a) above and other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination)) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company or such a successor or purchasing corporation, as the case may be, shall forthwith make lawful and adequate provision whereby the holder of such Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions of this paragraph (b) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. This provision shall not limit the rights of the Holders as specified in this Warrant Certificate to exercise the Warrants prior to any of the events described herein.

         (c) Other Adjustments. In the event that at any time, as a result of an adjustment, the Holders shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so receivable upon exercise of the Warrants and the Exercise Price applicable to such exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained herein.

         Whenever the number of shares of Common Stock or other stock or property issuable upon the exercise of each Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by first class mail, postage prepaid, to each Holder notice of such adjustment or adjustments and shall obtain a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of shares of Common Stock or other stock or property issuable upon the exercise of each Warrant or the Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. The Company shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time to any Holder desiring an inspection thereof during reasonable business hours.

         Irrespective of any adjustment in the number or kind of shares issuable upon the exercise of the Warrants or the Exercise Price, Warrants theretofore or thereafter issued may continue to express the same number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

         The Company shall not be required to issue fractional shares of Common Stock on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to equal the then current market value per share multiplied by such fraction computed to the nearest whole cent. The Holders, by their acceptance of the Warrant Certificates, expressly waive any and all rights to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.

         The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form attached hereto duly executed (with a signature guarantee as provided hereon) and simultaneous payment of the Exercise Price at the principal office of the Company. Payment of such price shall be made in cash, by certified or official bank check or any combination thereof.

         Upon any partial exercise of the Warrants evidenced hereby, there shall be signed and issued to the Holder a new Warrant Certificate in respect of the Warrant Shares as to which the Warrants evidenced hereby shall not have been exercised. These Warrants may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed for one or more new Warrants of the same aggregate number of Warrant Shares as evidenced by the Warrant or Warrants exchanged. No fractional securities shall be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants. These Warrants are transferable at the office of the Company in the manner and subject to the limitations set forth herein.

         This Warrant Certificate does not entitle any Holder to any of the rights of a stockholder of the Company, including without limitation the right to vote and/or receive dividends.

                                             4net Software, Inc.



                                         By:
                                             --------------------------------
                                             Name:
                                             Title:


Dated as of September 30, 2002

ATTEST:


-----------------------------
Name:
Title:

                               4net Software, Inc.
                          COMMON STOCK PURCHASE WARRANT
                                  PURCHASE FORM

4net Software, Inc. (the "Company")
10 South Street, Suite 202
Ridgefield, Connecticut 06877
Attention: Steven N. Bronson, President

           The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, _________ shares of common stock of 4net Software, Inc. (the "Company") (the "Warrant Shares") provided for therein, and requests that certificates for the Warrant Stock be issued in the name of:


                   ------------------------------------------
         (Please print or Type Name, Address and Social Security Number)

                   ------------------------------------------

                   ------------------------------------------

and, if said number of Warrant Shares shall not be all the Warrant Shares purchasable hereunder, that a new Warrant Certificate for the balance of the Warrant Shares purchasable under the within Warrant Certificate be registered in the name of the undersigned Holder or his assignee as below indicated and delivered to the address stated below.

Dated:                               Name of Holder
      ------------------             or Assignee:
                                                  ----------------------------
                                                         (Please Print)
                                     Address:
                                              --------------------------------

                                              --------------------------------

                                     Signature:
                                                ------------------------------

Note: The above signature must correspond with the name as it appears upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever, unless these Warrants have been assigned.


Signature Guaranteed:
                     -----------------------------

(Signature must be guaranteed by a bank, trust company or savings and loan association, having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)

                               4net Software, Inc.
                          COMMON STOCK PURCHASE WARRANT

                                   ASSIGNMENT
                 (To be signed only upon assignment of Warrants)


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the right to purchase ______________ Warrant Shares represented by the within Warrant Certificate unto, and requests that a certificate for such Warrant be issued in the name of:


                      -------------------------------------
          (Name and Address of Assignee Must be Printed or Typewritten)

                      -------------------------------------

                      -------------------------------------


hereby irrevocably constituting and appointing _______________ as attorney to transfer said Warrants on the books of the Company, with full power of substitution in the premises and, if said number of shares of Warrant Stock shall not be all of the Warrant Stock purchasable under the within Warrant Certificate, that a new Warrant Certificate for the balance of the Warrant Stock purchasable under the within Warrant Certificate be registered in the name of the undersigned Holder and delivered to such Holder's address as then set forth on the Company's books.




Dated:                                           ------------------------------
      ---------------                            Signature of Registered Holder

Note: The above signature must correspond with the name as it appears upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.


Signature Guaranteed:
                     -----------------------------

(Signature must be guaranteed by a bank, trust company or savings and loan association having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)